Defined Benefit Plan Amount Recognized in Accumulated Other Comprehensive Income (Loss), Pre-tax (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Net prior service credit	$ 107	¥ 8,910	¥ 10,095
Net actuarial loss	(328)	(27,257)	(25,010)
Net transition obligation	(4)	(382)	(381)
Total recognized in accumulated other comprehensive income (loss), pre-tax	$ (225)	¥ (18,729)	¥ (15,296)